UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 11, 2018 (December 5, 2018)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2018, Douglas L. Becker, the Chairman of the board of directors of Laureate Education, Inc. (the “Company”), advised the Company’s board of directors that he intends to resign as a director of the Company, effective December 31, 2018. Mr. Becker did not express any disagreement with the Company.

On December 7, 2018, the Company’s board of directors elected Kenneth W. Freeman, who currently serves as a director of the Company, Chairman of the board of directors of the Company, effective January 1, 2019.

Pursuant to Section 5.2(a)(i)(D) of the Amended and Restated Securityholders Agreement (the “Agreement”), dated as of February 6, 2017, by and among Wengen Alberta, Limited Partnership (“Wengen”), the Company and the other parties thereto, for so long as Bregal Europe Co-Investment L.P. (“Bregal”) was the beneficial owner of a number of shares of the Company’s Class A common stock and Class B common stock (collectively, the “Securities”) equal to $75 million divided by the initial public offering price of a share of the Company’s Class A common stock (the “Bregal Laureate Board Minimum Ownership Amount”), one (1) of the Company’s directors was to be nominated and approved by Bregal (the “Bregal Laureate Director”). In the event that Bregal ceased to be the beneficial owner of a number of Securities equal to at least the Bregal Laureate Board Minimum Ownership Amount, then the Bregal Laureate Director was required to submit his resignation as a director of the Company to the Board of Directors of the Company and Bregal thereafter was not entitled to designate a director of the Company. Effective upon the closing of the underwritten public offering of 14,087,500 shares of the Company’s Class A common stock by Wengen on November 20, 2018, Bregal ceased to be the beneficial owner of a number of Securities equal to at least the Bregal Laureate Board Minimum Ownership Amount. Quentin Van Doosselaere served as the Bregal Laureate Director. On December 5, 2018, Mr. Van Doosselaere resigned as a director of the Company, effective as of December 8, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Thomas J. Plotz
Name:	Thomas J. Plotz
Title:	Vice President, Assistant General Counsel

Date: December 11, 2018

2